Discontinued Operations	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Discontinued Operations

15. Discontinued Operations.

In August 2009 the Company sold its flatbed trucking company, SunBelt Transport, Inc. ("SunBelt"). Under the agreement, the Buyer purchased all of SunBelt’s tractors and trailers, leased the SunBelt terminal facilities in Jacksonville, Florida for 36 months at a rental of $5,000 per month and leased the terminal facilities in South Pittsburg, Tennessee for 60 months at a rental of $5,000 per month with an option to purchase the Tennessee facilities at the end of the lease for payment of an additional $100,000. The South Pittsburgh lease was recorded as a sale under bargain purchase accounting. The purchase price received for the tractors and trailers and inventories was a $1 million cash payment and the delivery of a Promissory Note requiring 60 monthly payments of $130,000 each including interest at 7%, secured by the assets of the business conveyed. In the quarter ending September 30, 2009 the Company recognized $283,000 in severance costs related to a change-in-control agreement triggered by the sale of SunBelt. As of September 30, 2011 the note receivable has been fully paid and the option to purchase the South Pittsburg facility was completed. The Company retained all pre-closing receivables and liabilities.

SunBelt has been accounted for as discontinued operations in accordance with ASC Topic 205-20 Presentation of Financial Statements – Discontinued Operations. All periods presented have been restated accordingly.

In December 2010, a subsidiary of the Company, Florida Rock Properties, Inc., closed a bargain sale of approximately 1,777 acres of land in Caroline County, Virginia, to the Commonwealth of Virginia, Board of Game and Inland Fisheries. The purchase price for the property was $5,200,000, subject to certain deductions. The Company also donated $5,599,000 primarily for the value of minerals and aggregates and recognized a $2,126,000 permanent tax benefit. The $2,126,000 permanent tax benefit was recorded to income taxes receivable for $303,000 and offset to long-term deferred tax liabilities of $1,823,000. Actual realization of the $1,823,000 in deferred taxes will depend on taxable income, income tax rates, and income tax regulations over the 5 year carry forward period. The Company's book value of the property was $276,000.

A summary of discontinued operations is as follows (in thousands):

	2011	2010	2009

Revenue	$ 60	84	21,250
Operating expenses	(302)	(427)	24,239
Gain (loss) on sale before taxes	4,665	-	(3,760)
Income (loss) before income taxes	$ 5,027	511	(6,749)
Provision for income taxes	195	(196)	2,594
Income (loss) from discontinued operations	$ 5,222	315	(4,155)

A summary of the loss on sale of SunBelt in August 2009 before income taxes (in thousands):

Carrying amount of assets disposed:
Petty cash	$ 4
Inventory of parts and supplies	88
Prepaid tires on equipment	643
Land	103
Buildings	459
Equipment	24,022
Less accumulated depreciation	(14,013)
Net book value of assets disposed	$ 11,306

Plus liabilities assumed:
Change in control agreement	283
Real estate taxes of bargain lease	61

Less proceeds from sale:
Cash payment received	1,000
Present value of promissory note	6,565
Present value of bargain lease	325

Loss on sale before taxes	$ 3,760

The estimated loss on sale of $3,263,000 was recorded in the quarter ending June 30, 2009. An adjustment to the loss on sale of $214,000 along with the change in control agreement of $283,000 was recorded in the quarter ending September 30, 2009.

The components of the balance sheet are as follows:

	September 30,	September 30,
	2011	2010
Accounts receivable	$ 3	8
Deferred income taxes	4	417
Property and equipment, net	107	117
Assets of discontinued operations	$ 114	542

Accounts payable	$ -	154
Accrued payroll and benefits	2	2
Accrued liabilities, other	3	61
Insurance liabilities	29	1,110
Liabilities of discontinued operations	$ 34	1,327